CALAMOS® FAMILY OF FUNDS

Supplement dated December 20, 2011 to

CALAMOS® FAMILY OF FUNDS Prospectus for

Class A, B and C shares dated March 1, 2011,

as previously supplemented on March 21, 2011 and July 1, 2011 and for Class I and R shares dated March 1, 2011, as previously supplemented on March 21, 2011 and July 1, 2011

Calamos Growth and Income Fund and Calamos Global Growth and Income Fund

Effective on the close of business January 20, 2012 (the “Closing Date”), Calamos Growth and Income Fund and Calamos Global Growth and Income Fund (each a “Fund”) is closed to new investors. Current investors in each Fund as of the Closing Date may continue to invest in their respective Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in a Fund will not be accepted.

Each Fund has limited sales of its shares because Calamos Advisors, the Fund’s adviser, believes continued sales, without restriction, may adversely affect the Fund’s ability to achieve its investment objective. Sales of Fund shares to new investors will generally be discontinued as of close of business on the Closing Date, and financial intermediaries may not open new accounts with each Fund or add new investors to existing omnibus accounts after that time. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make subsequent investments in the Fund. Each Fund may resume unrestricted sales of its shares at some future date, but neither Fund presently has an intention to do so.

Additional purchases of shares of each Fund will be permitted in the following instances:

(i)	Acceptance of reinvestment of dividends and capital gain distributions on Fund shares.

(ii)	Existing shareholders that have a position in the Fund may continue to add additional shares to their existing accounts.

(iii)	Existing shareholders that have a position in each Fund may exchange shares of other funds in the Calamos Family of Funds for shares of each Fund.

(iv)	Discretionary investment advisers may continue to invest in each Fund through an existing account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders.

(v)	With Fund approval, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership.

(vi)	In the case of certain mergers or reorganizations, retirement plans may be able to add the closed Funds as an investment option and sponsors of certain wrap programs with existing accounts in a Fund would be able to continue to invest in the Fund on behalf of new customers.

(vii)	New and additional investments made through platform-level asset allocation models within mutual fund wrap and fee-based programs.

(viii)	Direct clients of Calamos Advisors, or any affiliate, may open new accounts in each Fund.

(ix)	Existing and new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, each Fund’s investment adviser, and any of its affiliates, and qualified defined contribution retirement plans, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that offer the closed Funds as an investment option as of the Closing Date may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing.

(x)	Upon prior approval, employees of Calamos Advisors and its affiliates may open new accounts in the closed Funds; Trustees of the Calamos Funds and directors of Calamos Asset Management, Inc. may also open new accounts in the closed Funds.

MFSPT3 12/11

Each Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. Notwithstanding the forgoing, each Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.

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